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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18.U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Annual Report of Ironstone Group, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nicholas J. Giordano, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company as of the dates and for the periods expressed in the Report.


                                            /s/ Nicholas J. Giordano
                                            ------------------------------------
                                            Chief Executive Officer and Chief
                                            Financial Officer
                                            October 22, 2002